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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 5, 2002
                                                          --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    1-4174              73-0569878
        --------                ---------------     -------------------
      (State or other             (Commission        (I.R.S. Employer
      jurisdiction of            File Number)       Identification No.)
      incorporation)



     One Williams Center, Tulsa, Oklahoma                 74172
   ----------------------------------------               -----
   (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           On June 5, 2002, Williams Energy Marketing & Trading Company, a subsidiary of Williams, submitted responses to the Federal Energy Regulatory Commission's data request dated May 22, 2002, in which it denied engaging in activities described as "wash," "round trip" or "sell/buyback" trading of natural gas in the U.S. portion of the WSCC and Texas in 2000 and 2001.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams Energy Marketing & Trading Company's responses to the Federal Energy Regulatory Commission's data request dated May 22, 2002, relating to trading activities described as "wash," "round trip" or "sell/buyback" trading of natural gas in the U.S. portion of the WSCC and Texas in 2000 and 2001.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE WILLIAMS COMPANIES, INC.


Date: June 6, 2002                             /s/ Suzanne H. Costin
                                      ------------------------------------------
                                      Name:    Suzanne H. Costin
                                      Title:   Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1     Copy of Williams Energy Marketing & Trading Company's responses to the
           Federal Energy Regulatory Commission's data request dated May 22, 2002, relating to trading activities described as "wash," "round trip" or
           "sell/buyback" trading of natural gas in the U.S. portion of the WSCC and Texas in 2000 and 2001.